EXHIBIT 99.1

NOTICE OF REDEMPTION

Pepsi-Cola Metropolitan Bottling Company, Inc.

7% Senior Notes Due 2029

(CUSIP No. 713409 AC4)1

NOTICE IS HEREBY GIVEN THAT, pursuant to the indenture dated as of March 8, 1999 (the “Original Indenture”), relating to the 7% Senior Notes Due 2029 (the “Notes”), among The Pepsi Bottling Group, Inc., Bottling Group, LLC and The Chase Manhattan Bank, as trustee, as amended and supplemented by the First Supplemental Indenture dated as of February 26, 2010 (the “First Supplemental Indenture”) among Pepsi-Cola Metropolitan Bottling Company, Inc. (the “Company”), Bottling Group, LLC, The Pepsi Bottling Group, Inc. and The Bank of New York Mellon, as trustee (the “Trustee”) and the Second Supplemental Indenture dated as of October 24, 2018 (the “Second Supplemental Indenture,” and together with the Original Indenture and the First Supplemental Indenture, the “Indenture”) among the Company, Bottling Group, LLC, and the Trustee, the Company has elected to exercise its option to redeem all of the outstanding Notes on December 12, 2022 (the “Redemption Date”) at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed, or (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed from the Redemption Date to the Maturity Date discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus 25 basis points (the “Redemption Price”) plus, for (i) and (ii) above, whichever is applicable, accrued and unpaid interest on such Notes to the date of redemption. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date and notice thereof shall promptly be given by the Company to the Trustee. All references herein to the Notes shall include the Company’s 7% Series B Senior Notes due 2029 bearing the same CUSIP number as the above-referenced 7% Senior Notes due 2029. Capitalized terms used but not defined herein are used as defined in the Indenture and form of Note.

Payment of the Redemption Price of the Notes, plus accrued and unpaid interest, will be made on the Redemption Date only upon presentation and surrender of Notes to The Bank of New York Mellon (the “Paying Agent”), by hand or by mail at the following location:

The Bank of New York Mellon 2001 Bryan Street, 10th Floor Dallas, Texas 75201 Att’n: Redemption Unit

Notes held through The Depository Trust Company (“DTC”) should be surrendered for redemption in accordance with DTC’s procedures therefor.

On the Redemption Date, the Redemption Price of the Notes, together with accrued and unpaid interest to, but excluding, the Redemption Date, will become due and payable. Unless the Company fails to pay the Redemption Price on the Redemption Date or to set apart funds for such payment, interest on the Notes to be redeemed will cease to accrue on and after the Redemption Date.

For all purposes of the Indenture, the Notes called for redemption in accordance with the foregoing will be deemed to be no longer outstanding from and after the Redemption Date, and all rights with respect thereto, except as stated herein, will cease as of the close of business on that same date and the only remaining right of holders of the Notes is to receive payment of the Redemption Price, plus accrued and unpaid interest to, but excluding, the Redemption Date, upon surrender to the Paying Agent of the Notes redeemed.

1 The CUSIP number has been assigned to this issue by CUSIP Global Services and is included solely for the convenience of the holders of the Notes. No representation is being made as to the correctness of the CUSIP number either as printed on the Notes or as contained herein and the holder may rely only on the identification numbers printed on its Note. Capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Indenture and the Notes.

UNDER THE INTERNAL REVENUE SERVICE BACKUP WITHHOLDING PROVISIONS, THE PAYING AGENT MAY BE REQUIRED TO WITHHOLD TWENTY-FOUR PERCENT (24%) OF ANY GROSS PAYMENT TO A HOLDER WHO FAILS TO PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER). TO AVOID BACKUP WITHHOLDING, PLEASE COMPLETE A FORM W–9 OR THE APPLICABLE FORM W-8, AS APPROPRIATE, AND SEND IT TO THE PAYING AGENT IN CONNECTION WITH THE REDEMPTION.

Dated as of November 9, 2022

PEPSI-COLA METROPOLITAN BOTTLING COMPANY, INC.